                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported)           JUNE 9, 2000
                                                --------------------------------


                          LIBERTY LIVEWIRE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                      0-1461                    13-1679856
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)               File Number)            Identification No.)


              900 NORTH SEWARD STREET, HOLLYWOOD, CALIFORNIA 90038
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (213) 962-4000
--------------------------------------------------------------------------------


                             THE TODD-AO CORPORATION
--------------------------------------------------------------------------------
          (Former name or former address, if changed from last report)


Exhibit index located on page 13

                          LIBERTY LIVEWIRE CORPORATION


                                    FORM 8-K


                                  JUNE 9, 2000


                           ---------------------------

                                TABLE OF CONTENTS



Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.                     Page 2

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

                  a.       Financial Statements of business acquired        Page 4

                  b.       Pro forma condensed financial information        Page 5

                  c.       Exhibit Index                                    Page 13


Item 2. ACQUISITION OR DISPOSITION OF ASSETS

          This report is being filed with respect to the acquisition by Liberty Livewire Corporation (the "Registrant") from Liberty Media Corporation of 100% of the outstanding capital stock of Four Media Company, on June 9, 2000. The Registrant was formerly known as The Todd-AO Corporation. All of the information required by Item 2 of this form with respect to such acquisition was previously reported in (i) the Registration Statement on Form S-4 of AT&T Corp. filed May 5, 2000 (Registration No. 333-36458) (the prospectus in which constitutes the definitive proxy statement of The Todd-AO Corporation and is deemed to have been filed by the Registrant under Rule 14a-6 of the Securities Exchange Act, pursuant to Rule 14a-6(j) thereof), and (ii) the Registrant's Current Report on form 8-K filed June 13, 2000. The following is qualified in its entirety by the more complete descriptions of such transaction set forth in such proxy statement and current report, which are incorporated herein by this reference.

          Background:

          On April 10, 2000, Liberty Media acquired 100% of the outstanding capital stock of Four Media through the merger of D-Group Merger Corp. with and into Four Media and certain related transactions, pursuant to an Agreement and Plan of Merger dated December 6, 1999, among Liberty Media, Four Media, D-Group Merger Corp. and AT&T Corp. The aggregate consideration paid to the former holders of Four Media capital stock in that transaction comprised 3,182,299 shares of Class A Liberty Media Group Common Stock and $123,314,344 in cash.

          On June 9, 2000, Liberty Media acquired a controlling interest in the Registrant (then known as The Todd-AO Corporation) through the merger (the "Todd Merger") of B-Group Merger Corp. with and into the Registrant and certain related transactions, pursuant to an Agreement and Plan of Merger dated December 10, 1999, as amended on March 6, 2000, among Liberty Media, the Registrant, B-Group Merger Corp. and AT&T Corp.

          Acquisition of Four Media by the Registrant:

          On June 9, 2000, following consummation of the Todd Merger, Liberty Media contributed to the Registrant 100% of the capital stock of Four Media in exchange for 16,614,952 shares of the Registrant's Class B Common Stock, pursuant to a previously reported Contribution Agreement dated February 11, 2000 between Liberty Media and the Registrant.

          Four Media is a leading provider of technical and creative services to producers and distributors of television programming, television commercials, feature films and other entertainment content, as well as to owners of film and television libraries. These services include the processing, enhancement, storage and distribution of film and video from the point it leaves the camera until it is shown, in various formats, to audiences around the world.

Item 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

          a.   Financial Statements of business acquired:

          The audited financial statements of Four Media Company for the years ended August 1, 1999, August 2, 1998 and August 3, 1997 are incorporated by reference from Four Media's Annual Report on Form 10K filed on November 11, 1999 (as amended on November 29, 1999) and include:

               (1)  Report of Independent Public Accountants
               (2) Consolidated Balance Sheets at August 1, 1999 and August 2, 1998
               (3) Consolidated Statements of Income for the fiscal years ended August 1, 1999, August 2, 1998 and August 3, 1997
               (4) Consolidated Statements of Cash Flows for the fiscal years ended August 1, 1999, August 2, 1998 and August 3, 1997.
               (5)  Notes to Consolidated Financial Statements.

          The unaudited financial statements of Four Media Company for the six months ended January 30, 2000 and January 31, 1999 are incorporated by reference from Four Media's Form 10Q for the quarter ended January 30, 2000 filed on March 3, 2000 and include:

               (1)  Condensed Consolidated Balance Sheet as of January 30, 2000.
               (2) Condensed Consolidated Statements of Income for the six months ended January 30, 2000 and January 31, 1999.
               (3) Condensed Consolidated Statements of Cash Flows for the six months ended January 30, 2000 and January 31, 1999.

          b.   Pro Forma Condensed Financial Information

               Liberty Livewire and Four Media Company Pro Forma Condensed Combined Financial Statements (Unaudited):

               I.   Balance Sheet as of February 29, 2000
               II. Statements of income for the year ended August 31, 1999 and the six months ended February 29, 2000
               III. Footnotes to Financial Statements

                    Liberty Livewire, formerly known as The Todd-AO Corporation ("Todd"), purchased all of the outstanding shares of The Four Media Company ("Four Media") on June 9, 2000 in exchange for 16,614,952 shares of Liberty Livewire's Class B common stock. The following pro forma condensed financial information and explanatory notes are presented to show the estimated pro forma effect of the acquisition of Four Media on Liberty Livewire's historical results of operations. The acquisition is reflected in the pro forma condensed financial information using the purchase method of accounting.

                    The Pro Forma Condensed Balance Sheet as of February 29, 2000 assumes the acquisition was consummated on that date. The Pro Forma Condensed Income Statements assume the acquisition was consumated on September 1, 1998 as to the twelve months ended August 31, 1999 and on September 1, 1999 for the six months ended February 29, 2000. Such Pro Forma Condensed Financial Information is not necessarily indicative of the financial position or results of operations as they may be in the future or as they might have been had the acquisition been effected on the assumed dates.

                    The pro forma adjustments are based upon currently available information and upon certain assumptions that management of Liberty Livewire believes are reasonable. The Four Media acquisition will be recorded based upon the estimated fair market value of the net assets acquired at the date of acquisition. The adjustments included in the unaudited pro forma condensed combining financial statements represent the Company's preliminary estimates based upon available information. Although Liberty Livewire does not believe that such preliminary estimates will differ significantly from the actual adjustments, no assurance can be given.

                    The unaudited pro forma condensed combined financial statements are based on the historical financial statements of each of Todd and Four Media and the assumptions and adjustments described in the accompanying notes. Liberty Livewire believes that the assumptions on which the unaudited pro forma financial statements are based are reasonable. The unaudited pro forma consolidated financial statements are provided for informational purposes only and do not purport to represent what the Company's financial position or results of operations actually would have been if the foregoing transactions occurred as of the dates indicated or what such results will be for any future periods.

                    The Pro Forma Condensed Financial Information should be read in conjunction with the historical financial statements and the notes thereto of Todd, the audited historical financial statements and notes thereto of Four Media, and notes to the Pro Forma Condensed Financial Information.

                                LIBERTY LIVEWIRE

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                 (IN THOUSANDS)

                                     ASSETS


                                             HISTORICAL
                                -------------------------------------          PRO FORMA      PRO FORMA                LIBERTY
                                   TODD AS OF        FOUR MEDIA               ADJUSTMENTS    ADJUSTMENTS   PRO FORMA  LIVEWIRE
                                    FEBRUARY       AS OF JANUARY                  TODD        FOUR MEDIA    RECLASS.  COMBINED
                                    29, 2000          30, 2000      SUBTOTAL   ACQUISITION    ACQUISITION      (6)    PRO FORMA
                               ---------------------------------------------  ------------  -------------  ---------- ---------
Cash and marketable
securities                          $ 10,064       $  5,353         $15,417                                          $ 15,417
Trade accounts
receivable                            22,828         43,142          65,970                                            65,970
Other current assets                   5,005          5,937          10,942                                   (755)    10,187
                               ---------------------------------------------  ------------  -------------  ---------- ---------
Total current assets                  37,897         54,432          92,329           0             0         (755)    91,574
Property and
equipment, net                        79,537        187,473         267,010                                           267,010
Goodwill, net                         33,185         87,258         120,443    (19,911)(2)    (87,258)(2)             354,846
                                                                                82,365 (1)    259,207 (1)
Deferred income taxes                                 8,582           8,582                                 (2,499)     6,083
Other assets                           7,105          9,399          16,504                                            16,504
                               ---------------------------------------------  ------------  -------------  ---------- ---------
Total assets                        $157,724       $347,144        $504,868   $ 62,454       $171,949      $(3,254)  $736,017

                               =============================================  ============  =============  ========== =========
                                                     LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and
accrued expenses                    $ 16,063       $ 22,546        $ 38,609                                          $ 38,609
Other current
liabilities                            2,177         12,414          14,591                                            14,591
                               ---------------------------------------------  ------------  -------------  ---------- ---------
Total current
liabilities                           18,240         34,960          53,200          0              0            0    53,200
Long term debt and
capital lease
obligations                           61,866        180,276         242,142                                           242,142
Other liabilities                      8,231          2,173          10,404     (3,674)(3)                  (3,254)     3,476
                               ---------------------------------------------  ------------  -------------  ---------- ---------
Total liabilities                     88,337        217,409         305,746     (3,674)             0       (3,254)   298,818
Stockholders' equity
Common stock                             108            196             304         17 (5)       (196)(4)                 125
Additional paid in
capital                               47,306        112,688         159,994     66,111 (5)    301,684 (5)             437,074
                                                                                21,973 (4)   (112,688)(4)
Treasury stock                           (47)                           (47)        47 (4)                                  0
Retained earnings                     21,997         18,274          40,271    (21,997)(4)    (18,274)(4)                   0
Accumulated other
comprehensive income
(loss)                                    23         (1,423)         (1,400)       (23)(4)      1,423 (4)                   0
                               ---------------------------------------------  ------------  -------------  ---------- ---------
Total stockholders'
equity                                69,387        129,735         199,122     66,128        171,949          0      437,199
                               ---------------------------------------------  ------------  -------------  ---------- ---------
Total liabilities and
stockholders' equity                $157,724       $347,144        $504,868   $ 62,454       $171,949      $(3,254)  $736,017
                               =============================================  ============  =============  ========== =========


                                LIBERTY LIVEWIRE

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)


                                           HISTORICAL
                             -----------------------------------------
                                    TODD             FOUR MEDIA
                                   FOR THE             FOR THE                    PRO FORMA      PRO FORMA      LIBERTY
                                 YEAR ENDED          YEAR ENDED                  ADJUSTMENTS    ADJUSTMENTS     LIVEWIRE
                                   AUGUST              AUGUST                       TODD        FOUR MEDIA      COMBINED
                                  31, 1999             1, 1999       SUBTOTAL    ACQUISITION    ACQUISITION    PRO FORMA
                             --------------------------------------------------------------- --------------  -----------
    Revenues                      $118,517           $196,984       $315,501       $     0        $     0      $315,501
    Operating, selling,
    general and
    administrative expenses         96,890            150,884        247,774         2,196 (4)                  249,970
    Depreciation and
    amortization                    12,829             27,476         40,305         4,118 (1)     12,960 (1)    53,647
                                                                                      (745)(1)     (2,991)(1)
    Other operating expenses         2,282                  0          2,282                                      2,282
                             --------------------------------------------------------------- --------------  -----------
    Operating income                 6,516             18,624         25,140        (5,569)        (9,969)        9,602

    Interest expense, net of
    interest income                  3,617             12,753         16,370         (380)(2)                    15,990
    Other expense (income)             413                933          1,346                                     1,346
                             --------------------------------------------------------------- --------------  -----------
    Income (loss) before
    income taxes                     2,486              4,938          7,424        (5,189)        (9,969)       (7,734)
    Provision for income
    taxes                              880                  0            880             0              0           880
                             --------------------------------------------------------------- --------------  -----------
    Income (loss) from
    continuing operations         $  1,606           $  4,938       $  6,544       $(5,189)       $(9,969)     $ (8,614)

                             =============================================================== ==============  ===========
    Income from continuing
    operations per share:
    Basic                         $   0.17                                                                     $  (0.32)
    Diluted                       $   0.16                                                                     $  (0.32)

    Weighted average shares
    (3):
    Basic                            9,570                                                                       26,802
    Diluted                          9,833                                                                       26,802


                                LIBERTY LIVEWIRE

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)



                                            HISTORICAL
                             -----------------------------------------
                                    TODD             FOUR MEDIA
                                 FOR THE SIX         FOR THE SIX                PRO FORMA         PRO FORMA      LIBERTY
                                MONTHS ENDED        MONTHS ENDED               ADJUSTMENTS       ADJUSTMENTS     LIVEWIRE
                                  FEBRUARY             JANUARY                    TODD           FOUR MEDIA      COMBINED
                                  29, 2000            31, 2000       SUBTOTAL  ACQUISITION       ACQUISITION    PRO FORMA
                             ---------------------------------------------------------------    --------------  -----------
    Revenues                        $64,675           $117,624       $182,299   $        0          $     0       $182,299
    Operating, selling,
    general and
    administrative expenses          52,344             86,936        139,280          372 (4)                     139,652
    Depreciation and
    amortization                      7,298             16,102         23,400        2,059 (1)        6,480 (1)     29,836
                                                                                      (414)(1)       (1,689)(1)
    Other operating expenses          1,409                  0          1,409                                        1,409
                             ---------------------------------------------------------------    --------------  -----------

    Operating income                  3,624             14,586         18,210       (2,017)          (4,791)       11,402

    Interest expense, net of
    interest income                   2,498              7,042          9,540         (128)(2)                       9,412
    Other expense (income)              277                (10)           267                                          267
                             ---------------------------------------------------------------    --------------  -----------
    Income (loss) before
    income taxes                        849              7,554          8,403       (1,889)          (4,791)         1,723
    Provision for income
    taxes                               284              3,220          3,504            0                0          3,584
                             ---------------------------------------------------------------    --------------  -----------
    Income (loss) from
    continuing operations           $   565           $  4,334       $  4,899   $   (1,889)         $(4,791)      $ (1,781)
                             ===============================================================    ==============  ===========


    Income from continuing
    operations per share:
    Basic                           $  0.06                                                                       $  (0.07)
    Diluted                         $  0.05                                                                       $  (0.07)

    Weighted average shares
    (3):
    Basic                            10,167                                                                         26,756
    Diluted                          10,508                                                                         26,756



                                LIBERTY LIVEWIRE

        FOOTNOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                             AS OF FEBRUARY 29, 2000

(1) Represents the allocations of the respective purchase prices to tangible and intangible assets. Such allocations reflect the estimated fair value of the assets and liabilities acquired directly by Liberty Media Group based on information available at the time of preparation of the accompanying condensed combined pro forma financial balance sheet. Such allocation will be adjusted upon the final determination of such fair values; however, actual valuations and allocations may differ from those reflected herein.

     The Liberty Media Group originally acquired 60% of the equity of Todd and 100% of the equity of Four Media. The Liberty Media Group has caused Todd to acquire 100% of the common stock of Four Media in exchange for more newly issued shares of New Todd Class B common stock. The adjustments to reflect the preliminary estimate of goodwill reflect Liberty's purchase accounting. The additional interests obtained by the Liberty Media Group through the post merger business combination are accounted for at historical cost as they are deemed to be transactions with entities under common control. Goodwill in connection with the purchase of Todd and Four Media are calculated as follows (in thousands, except per share amounts):



        TODD
        Class A Liberty Media Group tracking shares (LMGa) issued to stockholders of Todd (prior to 2 for
        1 stock split on 6/9/2000)                                                             2,665

        LMGa share price based on the average closing price a few days before
        and after the merger was agreed to and announced (7/30/99)                            $36.89
                                                                                         ------------
        Value of LMGa shares issued                                                          $98,314

        Value of LMGa options to be issued to option holders of Todd                          $7,977

        Total consideration paid by Liberty                                                 $106,291

        Estimate fair value of net identifiable assets acquired                            ($23,926)
                                                                                         ------------
        Preliminary estimate of goodwill                                                     $82,365
                                                                                         ============




        FOUR MEDIA
        Class A Liberty Media Group tracking shares (LMGa) issued to
        stockholders of Four Media                                                           3,179

        LMGa share price based on the average closing price a few days before
        and after the merger was agreed to and announced                                    $37.91
                                                                                         ----------
        Value of LMGa shares issued                                                       $120,515
        Total Four Media common shares
        outstanding                                                                         19,711

        Agreed upon cash price per share to be paid by Liberty Media                         $6.25
                                                                                         ----------
        Cash consideration paid to stockholders of Four Media                             $123,193
                                                                                         ----------
        Preliminary consideration paid by Liberty                                         $243,708

        Value of warrants exchanged for LMGa warrants                                       $5,856

        Value of LMGa options to be issued to option holders of Four Media                 $52,120
                                                                                         ----------
        Total consideration paid by Liberty and contributed to Todd in exhange
        for 16,589 New Todd Class B common shares                                         $301,684
        Estimate fair value of net identifiable assets acquired                          ($42,477)
                                                                                         ----------
        Preliminary estimate of goodwill                                                  $259,207
                                                                                         ==========

(2) Represents the elimination of historical goodwill relating to the acquired interest that is reversed in purchase accounting.

(3)  Represents the adjustment of other liabilities to estimated fair value.

(4) The adjustments to stockholders' equitiy reflect the elimination of pre-existing amounts of the respective acquisitions of common stock, additional paid in capital, retained earnings and treasury stock accounts.

(5) The pro forma adjustments to common stock and additional paid in capital also reflect 16.6 million shares of New Todd Class B common stock issued to Liberty Media Group as a result of the Four Media business combination.

(6)  Represents the reclassification of deferred tax assets and liabilities.

                                LIBERTY LIVEWIRE

   FOOTNOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

       SIX MONTHS ENDED FEBRUARY 29, 2000 AND YEAR ENDED AUGUST 31, 2000


(1) Represents the amortization of goodwill resulting from the preliminary allocation of the excess purchase consideration over the fair value of the net assets acquired. For pro forma purposes, these amounts are amortized over a period of 20 years. In addition, the adjustments reflect the elimination of historical goodwill relating to the acquired interest reversed in purchase accounting.

(2) Represents the elimination of interest expense associated with the convertible debentures converted into common shares.

(3) The following information reconciles the number of shares used to compute historical basic and diluted earnings per share to pro forma basic and diluted earnings per share (in thousands):



                                               Six months ended                            Year ended
                                               February 29, 2000                         August 31, 1999
                                         ------------------------------------------------------------------------
                                            BASIC              DILUTED             BASIC                DILUTED
                                         -----------         -----------       -----------            -----------
Weighted average number of shares of
common
stock and potential
shares of common stock -

historical                                  10,167               10,508             9,570                    9,833

Common shares issued to Liberty Media
Group
in the Four Media
contribution                                16,589               16,589            16,589                   16,589
Common shares issued on conversion of
Todd's convertible debentures                                                         643                     643
                                         ------------------------------------------------------------------------
Weighted average number of shares of
common
stock and potential
shares of common stock -
pro forma                                   26,756               27,097            26,802                   27,065
                                         ========================================================================



     The effect of potentially dilutive shares has been excluded from the pro forma loss per share calculation in the accompanying pro forma condensed combined statements of operation for the six months ended February 29, 2000 and the year ended August 31, 1999 since their effect is anti-dilutive.

(4) Represents the elimination of amortization of deferred gains associated with sales leaseback deferred credits eliminated in the pro forma balance sheet.

b.   Exhibits

     The following exhibits are filed with this current report on Form 8-K:

                  EXHIBIT NO.           EXHIBIT

                        1 Contribution Agreement Pursuant to Livewire Contribution Agreement dated as of June 9, 2000 by and between Liberty Media Corporation and Liberty Livewire Corporation.

                        2 The Post-Merger Business Combinations Agreement, dated as of February 11, 2000, by and between Liberty Media Corporation and The Todd-AO
                                         Corporation is incorporated by
                                         reference to Liberty Media
                                         Corporation's Schedule 13D/A filed
                                         with the Commission on June 7, 2000.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized



                                                LIBERTY LIVEWIRE CORPORATION
                                                       (Registrant)


                                                /s/    JEFFREY J. MARCKETTA
                                                -------------------------------
                                                      Jeffrey J. Marcketta
                                                     Chief Financial Officer

       AUGUST 1, 2000
----------------------------
            Date